UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2024

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38493	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301, Bellingham, WA	98226
(Address of principal executive offices)	(Zip Code)

(360) 685-4206
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	EXPI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 13, 2024, eXp World Holdings, Inc. (the “Company”, “us”, “we”, or “our”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was March 15, 2024. At the close of business on that date, the Company had 151,954,073 shares eligible to vote, based on 181,781,769 shares of common stock outstanding as of the record date, of which 29,827,696 shares were held as treasury stock. At the Annual Meeting, the Company’s stockholders voted on four proposals, which are described in more detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on March 27, 2024. The preliminary voting results for the four proposals are set forth below and are subject to change. If the results change, the Company will file an amendment to this current report on Form 8-K to disclose the final results within four business days after they are known.

1.	Election of Directors

Our stockholders elected each of Glenn Sanford, Randall Miles, Dan Cahir, Monica Weakley, Peggie Pelosi, and Fred Reichheld to serve until our 2025 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal. Set forth below are the results of the stockholder vote on the director candidates:

Name of Nominee	Number of Votes Cast For	Number of Votes Cast Against	Number of Abstentions	Broker Non-Votes
Glenn Sanford	79,511,369	16,019,148	32,760	30,340,869
Randall Miles	80,483,866	15,028,774	50,637	30,340,869
Dan Cahir	89,918,465	5,596,911	47,901	30,340,869
Monica Weakley	94,110,659	1,401,075	51,543	30,340,869
Peggie Pelosi	88,982,135	6,523,907	57,235	30,340,869
Fred Reichheld	94,840,728	675,332	47,217	30,340,869

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Set forth below are the results of our stockholder vote on this proposal:

Number of votes cast for the proposal	125,480,234
Number of votes cast against the proposal	219,650
Number of abstentions	204,262

3.	Approval, on an Advisory Basis, of 2023 Named Executive Officer Compensation

Our stockholders approved, on a nonbinding basis, 2023 compensation to our named executive officers. Set forth below are the results of the stockholder vote on this proposal:

Number of votes cast for the proposal	91,027,118
Number of votes cast against the proposal	4,459,772
Number of abstentions	76,387
Broker non-votes	30,340,869

4.	Approval of 2024 Equity Incentive Plan

Our stockholders approved the Company’s 2024 Equity Incentive Plan. Set forth below are the results of the stockholder vote on this proposal:

Number of votes cast for the proposal	70,159,973
Number of votes cast against the proposal	25,355,855
Number of abstentions	47,449
Broker non-votes	30,340,869

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: May 17, 2024	/s/ James Bramble
James Bramble
Chief Legal Counsel